SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


June 1, 1999
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del Rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On May 17, 1999 Syncronys Softcorp filed its tenth Monthly Interim
Statement and Debtor in Possession Operating Report for the period: April 1, 1999 through April 30, 1998.
Reports details listed under Item 7 following this item.








                                                                Page 2 of 10
Item 7.  Financial Statements and Exhibits.
Office of the United States Trustee
In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 10
Debtor                                        For the period From:  1-Apr-99
Chapter 11 Case No: LA98-38413VZ                               To: 30-Apr-99

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $750,021.06    213,637.23      100.00
B. Less: Total Disbursements per all
                Prior statements          623,482.20    213,528.59       90.00
C. Beginning Balance (A less B)           126,538.86        108.64       10.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:               101,355.64     21,400.00           0
E. Balance Available (C plus D)           227,894.50     21,508.64       10.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:           50,672.05     21,301.62           0
G. Ending Balance (E less F)             $177,222.45       $207.02      $10.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand - BK Attorney Client Trust Account Mellon 1st Business Bank Account # 0050-205029 Amount as of April 30, 1999: 17,668.43

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 5/17/99
                          Walter D. Doyle                   Alan Hart

                          President / CEO                   Accountant
                          Syncronys Softcorp                Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession

                                                                Page 3 of 10

                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

04/01/99 Deposit Misc. Sales                       762.92
04/13/99 Xfer    Transfer to Payroll Account               10,600.00
04/16/99 Deposit Secured Loan                  100,000.00
04/22/99 Deposit Misc. Sales                        58.98
04/28/99 Xfer    Transfer to payroll Account               10,800.00
04/30/99 Deposit  Misc. Sales                      533.74

         Total Receipts this period            101,355.64  21,400.00
         Less Transfers between accounts             0.00  21,400.00

         Net Deposit                           101,355.64       0.00





                 Disbursements

04/01/99 CK1293  Ingram Gore - Consulting        1,100.00
04/01/99 CK1294  Brian Semler - April 1999 rent  2,481.60
04/07/99 CK1295  Southwestern Bell - Phone bill    126.55
04/08/99 CK1296  Smart & Final - Replacement
                 of CK1251 (lost)                  310.03
04/09/99 CK1297  Smart & Final - Supplies          206.34
04/13/99 CK1298  Carl Kosnar - Consulting        4,000.00
04/13/99 Xfer    Transfer to Payroll Account    10,600.00
04/14/99 ED      Payroll Taxes                              2,186.84
04/15/99 ED      Payroll Net Amount                         8,443.59
04/15/99 ED      ADP Payroll processing fee                    40.75
04/15/99 CK1299  April Robertson - Consulting    1,000.00
04/15/99 CK1230  Ingram Gore - Consulting        1,100.00
04/15/99 CK1231  Don Ross                          250.00
04/16/99 CK1302  EquiVest Heritage Group -
                 Expense Reimbursement          12,000.00
04/16/99 CK1303  Federal Express - Courier          24.75
04/20/99 CK1304  Allstate Maintenance - Cleaning   150.00
04/20/99 CK1305  Blue Shield - Group Insurance      73.63
04/20/99 CK1306  Blue Shield - Group Insurance     671.75
04/20/99 CK1307  LA Municipal Services - Power     233.71
04/20/99 CK1308  Cyberverse - Web Page Hosting     344.80
04/20/99 CK1309  DHL - Courier Service              94.33
04/20/99 CK1310  GTE - ISDN Line                   317.70
04/20/99 CK1311  GTE - Phone Bill                  756.60
04/20/99 CK1312  IOS Capital - Copier Lease        183.88
04/20/99 CK1313  Kelly Services - Temp. Service  1,044.62
04/20/99 CK1314  Pacific Alarm - Alarm Service      35.00
04/20/99 CK1315  The Shredders - Misc. office Exp. 245.00
04/20/99 CK1316  Viking Office Prod.-Office Supp.  171.76
04/28/99 Xfer    Transfer to Payroll Account    10,800.00

                                                                Page 4 of 10


04/29/99 CK1317  Office of US Trustee - Qtr Fees 1,250.00
04/29/99 ED      Payroll Taxes                              2,186.85
04/30/99 ED      Payroll Net Amount                         8,443.59
04/30/99 CK1318  Ingram Gore - Consulting        1,100.00


         Total Disbursement this period        $50,672.05  21,301.62      0.00
         Less transfers between accounts        21,400.00       0.00      0.00
         Net Disbursements this period          29,272.05  21,301.62      0.00









                                                                Page 5 of 10
Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 10
Debtor                                        For the period From:  1-Apr-99
Chapter 11 Case No: LA98-38413VZ                               To: 30-Apr-99
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                             $1,356
Less: Sales Returns and Discounts            0
      Net Sales                                  1,356
Less: Cost of Goods Sold:
Beginning Inventory at Cost                  0
Add: Purchases
Less: Ending Inventory at Cost               0
      Cost of Goods Sold                              0
           Gross Profit                                      1,356
Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    19,750
      Total Salaries and Wages                   19,750
      Employee Benefits and Pensions                793
Payroll Taxes                            1,511
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                 1,511
Rent and Lease Exp(Real & Personal Prop) 2,482
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                    0
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       226
Depreciation and Amortization              465
Repairs and Maintenance                    282
Advertising                                  0
Supplies, Office Expenses, copies, etc.)   318
Bad Debts                                    0
Miscellaneous Operating Expenses:       24,014 (see attached sheet)
      Total Operating Expenses                   49,841
            Net Gain/Loss from Business Operations         (48,485)

B. Not Related to Business Operations:
Income:
      Interest income                                88
      Other Non-Operating Revenue -Misc.         40,000
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                  40,000
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney  8,758
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                               $ (17,155)
                                                                Page 6 of 10

     Syncronys Softcorp April 1999 Misc. Operating Expenses

          Alarm Service                        35
          Bank Charges                          0
          Business License                      0
          Consultants - G&A                 5,000
          Consultants - M&S                 2,200
          Copier & Postage meter lease        213
          Corporate Fees                    1,250
          Courier                              25
          Dues and Subscriptions                0
          Exp. Reimbursement - consultants 12,000
          Misc. office Expenses               249
          Payroll Service - fees               41
          Postage                               0
          Press releases                        0
          Telephone                         1,268
          Temporary personnel               1,071
          Web Site & Internet                 662


          Total Misc. Operating Expenses  $24,014

Debtor in Possession Operating Report No: 10  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $2,010          $      0
      Overdue     31 - 60 Days            0                 0
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $2,010          $      0

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $213.43       5/09/99


4. Tax Liability:
      Gross Payroll Expense for Period:                  $19,750
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding    4/15/99        $1,752
Taxes                            4/30/99         1,752          0
State Payroll & Withholding      4/15/99           435
Taxes                            4/30/99           435          0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99   10/20/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):

Debtor in Possession Operating Report No: 10  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $38,871

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

None

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0
Dec.  31, 1998       204,986         1,250 01/29/99  1,250  1205       0
March 31, 1999       249,357         1,250 04/29/99  1,250  1317       0

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 5/17/99
                          Walter D. Doyle                   Alan Hart



                     			  President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: June 1, 1999                                    By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO